Icahn Enterprises L.P. Investor Presentation November 2019

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are “forward-looking statements.” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. A reconciliation of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the back of this presentation. 2

Company Overview 3

Overview of Icahn Enterprises

- Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining (until sold on August 1, 2019)
- IEP is majority owned and controlled by Carl Icahn
  - Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP
  - As of September 30, 2019, Carl Icahn and his affiliates owned approximately 92.0% of IEP's outstanding depositary units
- IEP benefits from cash flows from its subsidiaries:
  - CVR Energy: $3.20 per share annualized dividend
  - Recurring cash flows from our Real Estate segment
- IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis
- IEP has an $8.00 annualized distribution (11.8% yield as of October 31, 2019)

	As of September 30, 2019	Twelve Months Ended September 30, 2019		
($Millions)	Assets	Revenue	Net Income (loss) Attrib. to IEP	Adj. EBITDA Attrib. to IEP[2]
Investment[1]	$8,759	($1,056)	($578)	($538)
Energy	4,747	6,559	316	592
Automotive	3,550	2,891	(293)	(105)
Food Packaging	520	376	(13)	40
Metals	239	367	(16)	7
Real Estate	499	130	34	27
Home Fashion	223	179	(14)	(3)
Mining	—	410	299	61
Holding Company	2,997	(683)	(1,066)	(758)
Discontinued Operations	—	79	1,345	—
Total	**$21,534**	**$9,252**	**$14**	**($677)**

(1) Investment segment total assets represents total equity (equity attributable to IEP was $4.3 billion)
(2) Excludes discontinued operations

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Summary Corporate Organizational Chart Icahn Enterprises Icahn 1% Enterprises L.P. G.P. Inc. (NasdaqGS: IEP) 99% LP Interest Icahn 1% Enterprises Holdings L.P. Viskase 79% One of the worldwide leaders in cellulosic, fibrous and Companies Inc. plastic casings for processed meat industry (OTCPK:VKSC) As of 9/30/2019, Icahn Enterprises had investments with a fair market value of approximately $4.3 billion Icahn Capital LP 100% in the Investment Funds 100% Icahn Automotive Engaged in the distribution of automotive parts in the Group LLC aftermarket as well as providing automotive services One of the largest independent metal recycling 100% PSC Metals Inc. companies in the US 71% CVR Energy Inc. Independent refiner and marketer of transportation (NYSE: CVI) fuels Consists of rental commercial real estate, property AREP Real Estate 100% development and associated resort activities Holdings, LLC 34% CVR Partners, LP Producer and distributer of WestPoint Home 100% (NYSE: UAN) nitrogen fertilizer products Provider of home textile products for nearly 200 years LLC Note: Percentages denote equity ownership as of November 1, 2019. Excludes intermediary and pass through entities. 5

Diversified Subsidiary Companies with Significant Inherent Value ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies Strategically located mid-continent petroleum refiner and nitrogen fertilizer producer generating record profitability Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services Leading global market position in non-edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market AREP Real Estate Long-term real estate investment horizon with strong, steady cash flows Holdings, LLC 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 6

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and now has now has diversified portfolio to seven operating segments and approximately $23 billion of assets as of September 30, 2019
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value for continued operations and/or facilitate a profitable exit strategy
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1.7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion, resulting in a pre-tax gain of $251 million, Tropicana for $1.5 billion, resulting in a pre-tax gain of $779 million and ARI for $1.75 billion, resulting in a pre-tax gain of $400 million
  - In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness), resulting in a pre-tax gain of $252 million
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions

Timeline of Recent Acquisitions and Exits

As of December 31, 2008
- Mkt. Cap: $1.9bn
- Total Assets: $18.8bn

Current[1]
- Mkt. Cap: $13.6bn
- Total Assets: $23.3bn

Year: 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019

American Railcar Industries
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Viskase
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

CVR Refining & CVR Partners
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

American Railcar Leasing
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

IEH Auto Parts Holding
6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Ferrous Resources
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys
2/4/16: IEP acquired Pep Boys

American Railcar Leasing
2017: Sale of ARL for $3.4 billion

American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion

Federal-Mogul & Tropicana
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

Ferrous Resources
8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $451 million

(1) As of September 30, 2019.

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Ability to Maximize Shareholder Value Through Proven Activist Strategy ▪ IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Putting Activism into Action ▪ Activist strategy requires significant capital, rapid execution and willingness to take control of companies ▪ With over 300 years of ▪ Implement changes required to improve collective experience, IEP’s businesses investment and legal team is ▪ IEP pursues its activist strategy capable of unlocking a target’s and seeks to promulgate hidden value change – Financial / balance sheet – Dealing with the board and restructuring management – Operation turnarounds Purchase of Stock or Debt – Proxy fights – Tender offers – Strategic initiatives – Taking control – Corporate governance changes ▪ Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist strategy – IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn ▪ Active participation in the strategy and capital allocation for targeted companies – Not involved in day-to-day operations ▪ IEP will make necessary investments to ensure subsidiary companies can compete effectively 8

Deep Team Led by Carl Icahn ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of approximately 20 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Years of Industry Name Title Years at Icahn Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 15 18 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 13 22 Courtney Mather Portfolio Manager, Icahn Capital 5 20 Nick Graziano Portfolio Manager, Icahn Capital 4 24 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 24 Andrew Langham General Counsel, Icahn Enterprises L.P. 14 20 Michael Nevin Managing Director, Icahn Enterprises L.P. 4 11 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 11 9

Overview of Operating Segments 10

Segment: Investment

Segment Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $4.3 billion as of September 30, 2019
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Historical Segment Financial Summary

Investment Segment ($Millions)	FYE December 31, 2016	2017	2018	LTM September 30, 2019
Select Income Statement Data:				
Total revenue	($1,223)	$297	$737	($1,056)
Adjusted EBITDA	(1,257)	284	725	(1,072)
Net income (loss)	(1,487)	118	679	(1,151)
Adjusted EBITDA attrib. to IEP	($528)	$138	$339	($538)
Net income (loss) attrib. to IEP	(604)	80	319	(578)
Returns	**(20.3 %)**	**2.1 %**	**7.9 %**	**(12.0 %)**
Select Balance Sheet Data[(1)]:				
Equity attributable to IEP	$1,669	$3,052	$5,066	$4,283
Total Equity	5,396	7,417	10,101	8,759

Highlights and Recent Developments

- Since inception in 2004 through September 30, 2019 the Investment Funds' cumulative return was approximately 101.0%, representing an annualized rate of return of approximately 4.8%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent)
  - Corporate governance changes (e.g., Newell, Caesars, DELL Technologies)
- As of September 30, 2019, the Investment Funds had a net short notional exposure of 16%

Significant Holdings[(2)]
As of September 30, 2019

Company	Mkt. Value ($mm)[(3)]	% Ownership[(4)]
Caesars Entertainment	$2,171	27.5%
Herbalife	$1,334	23.9%
Cheniere	$1,235	7.6%
OXY	$1,171	2.9%
Newell Brands	$770	9.7%

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Aggregate ownership held directly by the Funds, as well as Carl Icahn and his affiliates. Based on most recent 13F Holdings Reports, 13D flings or other publicly available information.
(3) Based on closing share price as of specified date.
(4) Total economic ownership as a percentage of common shares issued and outstanding.

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Segment: Energy

Segment Description

- CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN)
  - CVR Refining is an independent petroleum refiner and marketer of high-value transportation fuels in the mid-continent of the United States
  - CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products

Historical Segment Financial Summary

Energy Segment	FYE December 31,			LTM September 30,
($Millions)	2016	2017	2018	2019
Select Income Statement Data:				
Net sales	$4,782	$5,988	$7,124	$6,532
Adjusted EBITDA	311	406	825	944
Net income (loss)	(604)	275	379	441
Adjusted EBITDA attrib. to IEP	$156	$216	$464	$592
Net income (loss) attrib. to IEP	(327)	229	238	316
Select Balance Sheet Data[(1)]**:**				
Total assets	$5,013	$4,700	$4,831	$4,747
Equity attributable to IEP	1,034	1,098	1,274	1,342

Highlights and Recent Developments

- In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to us. As a result:
  - CVR Energy and its affiliates own 100% of CVR Refining's outstanding common units
- CVR Energy's annualized dividend is $3.20 per unit
- Announced stock repurchase program for up to $300 million over the next 4 years

Petroleum

- Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil
  - Approximately 222,000 bpcd of crude processing in Kansas and Oklahoma
  - Access to quality and price advantaged crude – 100% of crude purchased is WTI based
  - Complex refineries can process different types of crude oil to optimize profitability

Fertilizer

- CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity
  - Large geographic footprint serving the Southern Plains and Corn Belt region
  - 2018 UAN summer fill prices improved $30 to $40 per ton over last year

(1) Balance Sheet data as of the end of each respective fiscal period.

12

Segment: Automotive

Segment Description

- We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive").
- Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers.

Historical Segment Financial Summary

Automotive Segment	FYE December 31,			LTM September 30,
($Millions)	2016 (2)	2017	2018	2019
Select Income Statement Data:				
Net sales and other revenues from operations	$2,501	$2,723	$2,858	$2,881
Adjusted EBITDA	108	3	(48)	(105)
Net income (loss)	19	(51)	(230)	(293)
Adjusted EBITDA attrib. to IEP	$108	$3	($48)	($105)
Net income (loss) attrib. to IEP	19	(51)	(230)	(293)
Select Balance Sheet Data(1)**:**				
Total assets	$2,573	$3,011	$3,024	$3,550
Equity attributable to IEP	1,319	1,727	1,747	1,842

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include Pep Boys beginning February 3, 2016

Highlights and Recent Developments

- In October 2018, IEP sold Federal-Mogul, which was previously reported in our Automotive segment. IEP is reporting Federal-Mogul's results in discontinued operations
- Icahn Automotive is in the process of implementing a multi-year transformation plan, which includes the integration and restructuring of the operations of its businesses. The transformation plan includes streamlining Icahn Automotive's corporate and field support teams; facility closures, consolidations and conversions; inventory optimization actions; and the re-focusing of its automotive parts business on certain core markets. Our Automotive segment's priorities include:
  - Positioning the service business to take advantage of opportunities in the do-it-for-me market and vehicle fleets;
  - Optimizing the commercial parts distribution business in certain high-volume core markets;
  - Exiting the automotive parts distribution business in certain low volume, non-core markets;
  - Improving inventory management across Icahn Automotive's parts and tire distribution network; and
  - Business process improvements, including investments in our supply chain and information technology capabilities.

13

Segment: Food Packaging

Segment Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment	FYE December 31,			LTM September 30,
($Millions)	2016	2017	2018	2019
Select Income Statement Data:				
Net sales	$329	$392	$395	$386
Adjusted EBITDA	55	62	54	51
Net income (loss)	8	(6)	(15)	(16)
Adjusted EBITDA attrib. to IEP	$40	$45	$43	$40
Net income (loss) attrib. to IEP	6	(5)	(12)	(13)
Select Balance Sheet Data[(1)]:				
Total assets	$428	$487	$511	$520
Equity attributable to IEP	25	28	55	42

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost

(1) Balance Sheet data as of the end of each respective fiscal period.

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Segment: Metals

Segment Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment	FYE December 31,			LTM September 30,
($Millions)	2016	2017	2018	2019
Select Income Statement Data:				
Net sales	$267	$409	$466	$366
Adjusted EBITDA	(15)	20	24	7
Net income (loss)	(20)	(44)	5	(16)
Adjusted EBITDA attrib. to IEP	($15)	$20	$24	$7
Net income (loss) attrib. to IEP	(20)	(44)	5	(16)
Select Balance Sheet Data[(1)]:				
Total assets	$193	$226	$233	$239
Equity attributable to IEP	155	182	177	164

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business
  - Investments in processing plants to increase metal recoveries

(1) Balance Sheet data as of the end of each respective fiscal period.

15

Segment: Real Estate

Segment Description

- Consists of rental real estate, property development and club operations
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development is focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development
- Club operations focus on operating golf club and related activities

Historical Segment Financial Summary

Real Estate Segment ($Millions)	FYE December 31, 2016 (2)	 2017 (2)	 2018	LTM September 30, 2019
Select Income Statement Data:				
Net sales and other revenues from operations	$88	$87	$106	$103
Adjusted EBITDA	35	40	48	27
Net income (loss)	5	549	112	34
Adjusted EBITDA attrib. to IEP	$35	$40	$48	$27
Net income (loss) attrib. to IEP	5	549	112	34
Select Balance Sheet Data[(1)]:				
Total assets	$731	$931	$508	$499
Equity attributable to IEP	684	846	465	457

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Excludes results from timeshare and casino resort property in Aruba

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- Maximize value of commercial lease portfolio through effective management of existing properties
  – Seek to sell assets on opportunistic basis

Property Development & Club Operations

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 201 and 1,093 units, respectively
- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities
- Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014

16

Segment: Home Fashion

Segment Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes

Historical Segment Financial Summary

Home Fashion Segment	FYE December 31,			LTM September 30,
($Millions)	2016	2017	2018	2019
Select Income Statement Data:				
Net sales	$195	$183	$171	$180
Adjusted EBITDA	(1)	(9)	—	(3)
Net income (loss)	(12)	(20)	(11)	(14)
Adjusted EBITDA attrib. to IEP	($1)	($9)	$—	($3)
Net income (loss) attrib. to IEP	(12)	(20)	(11)	(14)
Select Balance Sheet Data[(1)]**:**				
Total assets	$193	$183	$172	$223
Equity attributable to IEP	164	144	133	149

(1) Balance Sheet data as of the end of each respective fiscal period.

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry
- Acquired Vision Support Services ("VSS") in June, 2019. VSS produces bedding and bath products for hospitality and healthcare sectors with strong presence in Europe and Middle East. VSS sources from a global network of 50 manufacturers

17

Financial Performance 18

Financial Performance Net Income (Loss) Attributable to Adjusted EBITDA Attributable to Icahn Enterprises Icahn Enterprises $2,430 $642 $561 $1,507 $61 $14 $(1,128) $(677) FYE 2016 FYE 2017 FYE 2018 LTM 9/30/19 FYE 2016 FYE 2017 FYE 2018 LTM 9/30/19 LTM LTM FYE December 31, September 30, FYE December 31, September 30, ($Millions) 2016 2017 2018 2019 ($Millions) 2016 2017 2018 2019 Investment ($604) $80 $319 ($578) Investment ($528) $138 $339 ($538) Energy (327) 229 238 316 Energy 156 216 464 592 Automotive 19 (51) (230) (293) Automotive 108 3 (48) (105) Food Packaging 6 (5) (12) (13) Food Packaging 40 45 43 40 Metals (20) (44) 5 (16) Metals (15) 20 24 7 Real Estate 5 549 112 34 Real Estate 35 40 48 27 Home Fashion (12) (20) (11) (14) Home Fashion (1) (9) — (3) Mining (19) 9 3 299 Mining 1 17 16 61 Railcar 112 1,171 1 — Railcar 266 136 (2) — Holding Company (287) 355 (638) (1,066) Holding Company (1) 36 (323) (758) Discontinued Operations (1) 157 1,720 1,345 ($1,128) $2,430 $1,507 $14 $61 $642 $561 ($677) 19

Consolidated Financial Snapshot

($Millions)	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2019	LTM September 30, 2019
Net income (loss):						
Investment	($1,487)	$118	$679	$266	($1,564)	($1,151)
Energy	(604)	275	379	236	298	441
Automotive	19	(51)	(230)	(65)	(128)	(293)
Food Packaging	8	(6)	(15)	(15)	(16)	(16)
Metals	(20)	(44)	5	8	(13)	(16)
Real Estate	5	549	112	87	9	34
Home Fashion	(12)	(20)	(11)	(10)	(13)	(14)
Mining	(24)	10	1	2	311	310
Railcar	117	1,171	1	1	—	—
Holding Company	(287)	355	(639)	(67)	(494)	(1,066)
Discontinued operations	65	234	1,764	388	(24)	1,352
Net income (loss)	**($2,220)**	**$2,591**	**$2,046**	**$831**	**($1,634)**	**($419)**
Less: net income (loss) attributable to non-controlling interests	(1,092)	161	539	279	(693)	(433)
Net income (loss) attributable to Icahn Enterprises	**($1,128)**	**$2,430**	**$1,507**	**$552**	**($941)**	**$14**
Adjusted EBITDA:						
Investment	($1,257)	$284	$725	$299	($1,498)	($1,072)
Energy	311	406	825	619	738	944
Automotive	108	3	(48)	8	(49)	(105)
Food Packaging	55	62	54	42	39	51
Metals	(15)	20	24	21	4	7
Real Estate	35	40	48	39	18	27
Home Fashion	(1)	(9)	—	(2)	(5)	(3)
Mining	2	22	20	12	70	78
Railcar	271	136	(2)	(2)	—	—
Holding Company	(1)	36	(323)	84	(351)	(758)
Consolidated Adjusted EBITDA	**($492)**	**$1,000**	**$1,323**	**$1,120**	**($1,034)**	**($831)**
Less: Adjusted EBITDA attributable to non-controlling interests	(553)	358	762	455	(461)	(154)
Adjusted EBITDA attributable to Icahn Enterprises	**$61**	**$642**	**$561**	**$665**	**($573)**	**($677)**
Capital expenditures	$247	$316	$272	$193	$195	$274

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Strong Balance Sheet

($Millions)	As of September 30, 2019								
	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Holding Company	Consolidated
Assets									
Cash and cash equivalents	$9	$692	$48	$18	$3	$40	$3	$2,453	$3,266
Cash held at consolidated affiliated partnerships and restricted cash	600	—	—	1	1	2	—	9	613
Investments	8,718	82	117	—	—	15	—	505	9,437
Accounts receivable, net	—	181	158	84	41	4	32	—	500
Inventories, net	—	388	1,210	103	38	—	78	—	1,817
Property, plant and equipment, net	—	2,919	936	160	122	387	68	—	4,592
Goodwill and intangible assets, net	—	263	385	30	13	18	21	—	730
Other assets	1,155	222	696	124	21	33	21	30	2,302
Total assets	**$10,482**	**$4,747**	**$3,550**	**$520**	**$239**	**$499**	**$223**	**$2,997**	**$23,257**
Liabilities and Equity									
Accounts payable, accrued expenses and other liabilities	$1,500	$1,185	$1,305	$195	$65	$40	$55	$92	$4,437
Securities sold, not yet purchased, at fair value	223	—	—	—	—	—	—	—	223
Debt	—	1,195	403	269	10	2	19	5,551	7,449
Total liabilities	**$1,723**	**$2,380**	**$1,708**	**$464**	**$75**	**$42**	**$74**	**$5,643**	**$12,109**
Equity attributable to Icahn Enterprises	$4,283	$1,342	$1,842	$42	$164	$457	$149	($2,646)	$5,633
Equity attributable to non-controlling interests	4,476	1,025	—	14	—	—	—	—	5,515
Total equity	**$8,759**	**$2,367**	**$1,842**	**$56**	**$164**	**$457**	**$149**	**($2,646)**	**$11,148**
Total liabilities and equity	**$10,482**	**$4,747**	**$3,550**	**$520**	**$239**	**$499**	**$223**	**$2,997**	**$23,257**

21

IEP Summary Financial Information

($ Millions)

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

($Millions)	As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Market-valued Subsidiaries and Investments:					
Holding Company interest in Funds(1)	$3,003	$5,066	$4,772	$4,624	$4,283
CVR Energy(2)	2,864	2,455	2,933	3,559	3,135
CVR Refining - direct holding(2)	113	60	—	—	—
American Railcar Industries(2)	547	—	—	—	—
Tenneco Inc.(2)	—	806	652	327	369
Total market-valued subsidiaries and investments	**$6,527**	**$8,387**	**$8,357**	**$8,510**	**$7,787**
Other Subsidiaries:					
Tropicana(3)	$1,566	$—	$—	$—	$—
Viskase(4)	185	147	141	123	107
Federal-Mogul(5)	2,041	—	—	—	—
Real-Estate Holdings(1)	915	465	444	452	457
PSC Metals(1)	179	177	174	170	164
WestPoint Home(1)	134	133	129	155	149
Ferrous Resources(6)	166	423	428	455	12
Icahn Automotive Group(1)	1,891	1,747	1,832	1,844	1,842
Total other subsidiaries	**$7,077**	**$3,092**	**$3,148**	**$3,199**	**$2,731**
Add: Other Holding Company net assets(7)	448	344	50	(33)	71
Indicative Gross Asset Value	**$14,052**	**$11,823**	**$11,555**	**$11,676**	**$10,589**
Add: Holding Company cash and cash equivalents(8)	97	1,834	2,139	3,337	2,453
Less: Holding Company debt(8)	(5,505)	(5,505)	(5,505)	(6,755)	(5,551)
Indicative Net Asset Value	**$8,644**	**$8,152**	**$8,189**	**$8,258**	**$7,491**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1) Represents equity attributable to us as of each respective date.
(2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.
(3) September 30, 2018 value is pro-forma the announced sale of Tropicana.
(4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019.
(5) September 30, 2018 value is pro-forma the announced sale to Tenneco Inc.
(6) Represents equity attributable to us as of September 30, 2018. December 31, 2018, March 31, 2019 and June 30, 2019 represents the estimated proceeds based on the sale agreement signed during December 2018.
(7) Holding Company's balance as of each respective date. For March 31, 2019, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 21, 2019.
(8) Holding Company's balance as of each respective date.

22

Adjusted EBITDA Reconciliation 23

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA and Adjusted EBITDA. EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non-operational charges. We present EBITDA and Adjusted EBITDA on a consolidated basis and attributable to Icahn Enterprises net of the effects of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us. We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA and Adjusted EBITDA: • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; • do not reflect changes in, or cash requirements for, our working capital needs; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt. Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance. 24

Adjusted EBITDA Reconciliation by Segment – *Last Twelve Months Ended September 30, 2019*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	($1,151)	$441	($293)	($16)	($16)	$34	($14)	$310	$—	($1,066)	($1,771)
Interest expense, net	79	100	19	16	1	(1)	2	4	—	299	519
Income tax expense (benefit)	—	102	(50)	(2)	1	(2)	—	1	—	11	61
Depreciation, depletion and amortization	—	291	93	26	19	17	7	—	—	—	453
EBITDA before non-controlling interests	**($1,072)**	**$934**	**($231)**	**$24**	**$5**	**$48**	**($5)**	**$315**	**$—**	**($756)**	**($738)**
Impairment of assets	—	—	87	1	1	—	1	—	—	—	90
Restructuring costs	—	—	4	8	3	—	—	—	—	—	15
Non-service cost of U.S. based pension	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	10	—	—	—	—	—	—	—	—	10
(Gain) loss on disposition of assets, net	—	—	3	—	(1)	(22)	—	(251)	—	—	(271)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	32	18	(1)	1	1	14	—	(2)	63
Adj. EBITDA before non-controlling interests	**($1,072)**	**$944**	**($105)**	**$51**	**$7**	**$27**	**($3)**	**$78**	**$—**	**($758)**	**($831)**
Adjusted EBITDA attributable to IEP											
Net income (loss)	($578)	$316	($293)	($13)	($16)	$34	($14)	$299	$—	($1,066)	($1,331)
Interest expense, net	40	41	19	12	1	(1)	2	1	—	299	414
Income tax expense (benefit)	—	76	(50)	(1)	1	(2)	—	1	—	11	36
Depreciation, depletion and amortization	—	154	93	21	19	17	7	—	—	—	311
EBITDA attributable to IEP	**($538)**	**$587**	**($231)**	**$19**	**$5**	**$48**	**($5)**	**$301**	**$—**	**($756)**	**($570)**
Impairment of assets	—	—	87	1	1	—	1	—	—	—	90
Restructuring costs	—	—	4	6	3	—	—	—	—	—	13
Non-service cost of U.S. based pension	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	5	—	—	—	—	—	—	—	—	5
(Gain) loss on disposition of assets, net	—	—	3	—	(1)	(22)	—	(251)	—	—	(271)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	32	14	(1)	1	1	11	—	(2)	56
Adjusted EBITDA attributable to IEP	**($538)**	**$592**	**($105)**	**$40**	**$7**	**$27**	**($3)**	**$61**	**$—**	**($758)**	**($677)**

25

Adjusted EBITDA Reconciliation by Segment – *Nine Months Ended September 30, 2019*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	($1,564)	$298	($128)	($16)	($13)	$9	($13)	$311	$—	($494)	($1,610)
Interest expense, net	66	77	15	12	1	(1)	1	3	—	221	395
Income tax expense (benefit)	—	98	(36)	2	—	(1)	—	1	—	(76)	(12)
Depreciation, depletion and amortization	—	265	73	19	14	13	5	—	—	—	389
EBITDA before non-controlling interests	**($1,498)**	**$738**	**($76)**	**$17**	**$2**	**$20**	**($7)**	**$315**	**$—**	**($349)**	**($838)**
Impairment of assets	—	—	—	1	—	—	—	—	—	—	1
Restructuring costs	—	—	3	9	3	—	—	—	—	—	15
Non-service cost of U.S. based pension	—	—	—	2	—	—	—	—	—	—	2
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposition of assets, net	—	—	2	—	(1)	—	—	(252)	—	—	(251)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	22	10	—	(2)	2	7	—	(2)	37
Adj. EBITDA before non-controlling interests	**($1,498)**	**$738**	**($49)**	**$39**	**$4**	**$18**	**($5)**	**$70**	**$—**	**($351)**	**($1,034)**
Adjusted EBITDA attributable to IEP											
Net income (loss)	($785)	$221	($128)	($13)	($13)	$9	($13)	$299	$—	($494)	($917)
Interest expense, net	33	34	15	9	1	(1)	1	1	—	221	314
Income tax expense (benefit)	—	75	(36)	2	—	(1)	—	1	—	(76)	(35)
Depreciation, depletion and amortization	—	147	73	15	14	13	5	—	—	—	267
EBITDA attributable to IEP	**($752)**	**$477**	**($76)**	**$13**	**$2**	**$20**	**($7)**	**$301**	**$—**	**($349)**	**($371)**
Impairment of assets	—	—	—	1	—	—	—	—	—	—	1
Restructuring costs	—	—	3	7	3	—	—	—	—	—	13
Non-service cost of U.S. based pension	—	—	—	2	—	—	—	—	—	—	2
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposition of assets, net	—	—	2	—	(1)	—	—	(252)	—	—	(251)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	22	7	—	(2)	2	6	—	(2)	33
Adjusted EBITDA attributable to IEP	**($752)**	**$477**	**($49)**	**$30**	**$4**	**$18**	**($5)**	**$55**	**$—**	**($351)**	**($573)**

26

Adjusted EBITDA Reconciliation by Segment – *Nine Months Ended September 30, 2018*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	$266	$236	($65)	($15)	$8	$87	($10)	$2	$1	($67)	$443
Interest expense, net	33	79	12	11	—	1	—	1	—	250	387
Income tax expense (benefit)	—	52	(38)	—	—	6	—	2	2	(101)	(77)
Depreciation, depletion and amortization	—	252	72	19	13	15	6	6	—	—	383
EBITDA before non-controlling interests	**$299**	**$619**	**($19)**	**$15**	**$21**	**$109**	**($4)**	**$11**	**$3**	**$82**	**$1,136**
Impairment of assets	—	—	3	—	—	—	—	—	—	—	3
Restructuring costs	—	—	4	10	—	—	2	—	—	—	16
Non-service cost of U.S. based pension	—	—	—	8	—	—	—	—	—	—	8
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposition of assets, net	—	—	—	—	—	(67)	—	2	(5)	—	(70)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	20	9	—	(3)	—	(1)	—	2	27
Adj. EBITDA before non-controlling interests	**$299**	**$619**	**$8**	**$42**	**$21**	**$39**	**($2)**	**$12**	**($2)**	**$84**	**$1,120**
Adjusted EBITDA attributable to IEP											
Net income (loss)	$112	$143	($65)	($12)	$8	$87	($10)	$3	$1	($66)	$201
Interest expense, net	13	33	12	8	—	1	—	2	—	250	319
Income tax expense (benefit)	—	45	(38)	—	—	6	—	2	2	(102)	(85)
Depreciation, depletion and amortization	—	128	72	16	13	15	6	3	—	—	253
EBITDA attributable to IEP	**$125**	**$349**	**($19)**	**$12**	**$21**	**$109**	**($4)**	**$10**	**$3**	**$82**	**$688**
Impairment of assets	—	—	3	—	—	—	—	—	—	—	3
Restructuring costs	—	—	4	8	—	—	2	—	—	—	14
Non-service cost of U.S. based pension	—	—	—	6	—	—	—	—	—	—	6
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposition of assets, net	—	—	—	—	—	(67)	—	1	(5)	—	(71)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	20	7	—	(3)	—	(1)	—	2	25
Adjusted EBITDA attributable to IEP	**$125**	**$349**	**$8**	**$33**	**$21**	**$39**	**($2)**	**$10**	**($2)**	**$84**	**$665**

27

Adjusted EBITDA Reconciliation by Segment – *Year Ended December 31, 2018*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	$679	$379	($230)	($15)	$5	$112	($11)	$1	$1	($639)	$282
Interest expense, net	46	102	16	15	—	1	1	2	—	328	511
Income tax expense (benefit)	—	56	(52)	(4)	1	5	—	2	2	(14)	(4)
Depreciation, depletion and amortization	—	278	92	26	18	19	8	6	—	—	447
EBITDA before non-controlling interests	**$725**	**$815**	**($174)**	**$22**	**$24**	**$137**	**($2)**	**$11**	**$3**	**($325)**	**$1,236**
Impairment of assets	—	—	90	—	1	—	1	—	—	—	92
Restructuring costs	—	—	5	9	—	—	2	—	—	—	16
Non-service cost of U.S. based pension	—	—	—	6	—	—	—	—	—	—	6
Major scheduled turnaround expense	—	10	—	—	—	—	—	—	—	—	10
(Gain) loss on disposition of assets, net	—	—	1	—	—	(89)	—	3	(5)	—	(90)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	30	17	(1)	—	(1)	6	—	2	53
Adj. EBITDA before non-controlling interests	**$725**	**$825**	**($48)**	**$54**	**$24**	**$48**	**$—**	**$20**	**($2)**	**($323)**	**$1,323**
Adjusted EBITDA attributable to IEP											
Net income (loss)	$319	$238	($230)	($12)	$5	$112	($11)	$3	$1	($638)	($213)
Interest expense, net	20	40	16	11	—	1	1	2	—	328	419
Income tax expense (benefit)	—	46	(52)	(3)	1	5	—	2	2	(15)	(14)
Depreciation, depletion and amortization	—	135	92	22	18	19	8	3	—	—	297
EBITDA attributable to IEP	**$339**	**$459**	**($174)**	**$18**	**$24**	**$137**	**($2)**	**$10**	**$3**	**($325)**	**$489**
Impairment of assets	—	—	90	—	1	—	1	—	—	—	92
Restructuring costs	—	—	5	7	—	—	2	—	—	—	14
Non-service cost of U.S. based pension	—	—	—	4	—	—	—	—	—	—	4
Major scheduled turnaround expense	—	5	—	—	—	—	—	—	—	—	5
(Gain) loss on disposition of assets, net	—	—	1	—	—	(89)	—	2	(5)	—	(91)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	30	14	(1)	—	(1)	4	—	2	48
Adjusted EBITDA attributable to IEP	**$339**	**$464**	**($48)**	**$43**	**$24**	**$48**	**$—**	**$16**	**($2)**	**($323)**	**$561**

28

Adjusted EBITDA Reconciliation by Segment – *Year Ended December 31, 2017*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	$118	$275	($51)	($6)	($44)	$549	($20)	$10	$1,171	$355	$2,357
Interest expense, net	166	109	13	13	—	2	—	5	23	319	650
Income tax expense (benefit)	—	(338)	(146)	21	43	—	—	3	531	(643)	(529)
Depreciation, depletion and amortization	—	278	111	25	20	20	8	5	7	—	474
EBITDA before non-controlling interests	**$284**	**$324**	**($73)**	**$53**	**$19**	**$571**	**($12)**	**$23**	**$1,732**	**$31**	**$2,952**
Impairment of assets	—	—	15	1	—	2	1	—	68	—	87
Restructuring costs	—	—	—	2	1	—	1	—	—	—	4
Non-service cost of U.S. based pension	—	—	—	4	—	—	—	—	—	—	4
Major scheduled turnaround expense	—	83	—	—	—	—	—	—	—	—	83
(Gain) loss on disposition of assets, net	—	—	(5)	—	—	(496)	—	—	(1,664)	(1)	(2,166)
Tax settlements	—	—	—	—	—	(38)	—	—	—	—	(38)
Other	—	(1)	66	2	—	1	1	(1)	—	6	74
Adj. EBITDA before non-controlling interests	**$284**	**$406**	**$3**	**$62**	**$20**	**$40**	**($9)**	**$22**	**$136**	**$36**	**$1,000**
Adjusted EBITDA attributable to IEP											
Net income (loss)	$80	$229	($51)	($5)	($44)	$549	($20)	$9	$1,171	$355	$2,273
Interest expense, net	58	44	13	9	—	2	—	4	23	319	472
Income tax expense (benefit)	—	(238)	(146)	16	43	—	—	2	531	(643)	(435)
Depreciation, depletion and amortization	—	133	111	18	20	20	8	2	7	—	319
EBITDA attributable to IEP	**$138**	**$168**	**($73)**	**$38**	**$19**	**$571**	**($12)**	**$17**	**$1,732**	**$31**	**$2,629**
Impairment of assets	—	—	15	1	—	2	1	—	68	—	87
Restructuring costs	—	—	—	1	1	—	1	—	—	—	3
Non-service cost of U.S. based pension	—	—	—	3	—	—	—	—	—	—	3
Major scheduled turnaround expense	—	49	—	—	—	—	—	—	—	—	49
(Gain) loss on disposition of assets, net	—	—	(5)	—	—	(496)	—	—	(1,664)	(1)	(2,166)
Tax settlements	—	—	—	—	—	(38)	—	—	—	—	(38)
Other	—	(1)	66	2	—	1	1	—	—	6	75
Adjusted EBITDA attributable to IEP	**$138**	**$216**	**$3**	**$45**	**$20**	**$40**	**($9)**	**$17**	**$136**	**$36**	**$642**

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Adjusted EBITDA Reconciliation by Segment – *Year Ended December 31, 2016*

($Millions)	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Railcar	Holding Company	Consolidated
Adjusted EBITDA											
Net income (loss)	($1,487)	($604)	$19	$8	($20)	$5	($12)	($24)	$117	($287)	($2,285)
Interest expense, net	230	82	7	12	—	2	—	5	62	288	688
Income tax expense (benefit)	—	(45)	(32)	8	(16)	—	—	2	—	(5)	(88)
Depreciation, depletion and amortization	—	258	98	20	22	22	8	6	92	—	526
EBITDA before non-controlling interests	**($1,257)**	**($309)**	**$92**	**$48**	**($14)**	**$29**	**($4)**	**($11)**	**$271**	**($4)**	**($1,159)**
Impairment of assets	—	574	1	—	1	5	2	—	—	3	586
Restructuring costs	—	—	—	3	2	—	—	—	—	—	5
Non-service cost of U.S. based pension	—	—	—	5	—	—	—	—	—	—	5
Major scheduled turnaround expense	—	38	—	—	—	—	—	—	—	—	38
(Gain) loss on disposition of assets, net	—	—	(1)	—	(1)	(1)	—	—	—	—	(3)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	8	16	(1)	(3)	2	1	13	—	—	36
Adj. EBITDA before non-controlling interests	**($1,257)**	**$311**	**$108**	**$55**	**($15)**	**$35**	**($1)**	**$2**	**$271**	**($1)**	**($492)**
Adjusted EBITDA attributable to IEP											
Net income (loss)	($604)	($327)	$19	$6	($20)	$5	($12)	($19)	$112	($287)	($1,127)
Interest expense, net	76	31	7	9	—	2	—	4	62	288	479
Income tax expense (benefit)	—	(32)	(32)	6	(16)	—	—	2	—	(5)	(77)
Depreciation, depletion and amortization	—	127	98	14	22	22	8	4	92	—	387
EBITDA attributable to IEP	**($528)**	**($201)**	**$92**	**$35**	**($14)**	**$29**	**($4)**	**($9)**	**$266**	**($4)**	**($338)**
Impairment of assets	—	334	1	—	1	5	2	—	—	3	346
Restructuring costs	—	—	—	2	2	1	—	—	—	—	5
Non-service cost of U.S. based pension	—	—	—	4	—	—	—	—	—	—	4
Major scheduled turnaround expense	—	20	—	—	—	—	—	—	—	—	20
(Gain) loss on disposition of assets, net	—	—	(1)	—	(1)	(1)	—	—	—	—	(3)
Tax settlements	—	—	—	—	—	—	—	—	—	—	—
Other	—	3	16	(1)	(3)	1	1	10	—	—	27
Adjusted EBITDA attributable to IEP	**($528)**	**$156**	**$108**	**$40**	**($15)**	**$35**	**($1)**	**$1**	**$266**	**($1)**	**$61**

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